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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 11, 2007
                           __________________________

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           __________________________

            NEVADA                         0-23511              87-0412182
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
                         (Registrant's telephone number,
                              including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (d) On July 11, 2007, Hon. C. Robert Jameson, Ret'd. was appointed as a director of Integrated Healthcare Holdings, Inc. (the "Company") to fill a vacant seat on the Company's Board of Directors. Judge Jameson was appointed pursuant to an order by Judge Gregory H. Lewis of the Orange County Superior Court in connection with a pending lawsuit before the Court filed by the Company. The Court ordered that Judge Jameson will serve as a director as long as the pending lawsuit remains open before the Court. Judge Jameson's appointment was subsequently ratified by the full Board of Directors of the Company.

         Judge Jameson is a retired Orange County Superior Court judge now affiliated with Judicate West, handling complex alternative dispute resolution matters. Before leaving the bench, he was Presiding Judge of the Orange County Superior Court, Supervising Judge of the Complex Civil Litigation Panel and Presiding Judge of the Superior Court Appellate Division. Judge Jameson obtained his B.A. degree in Political Science from USC in 1963 and his Juris Doctor degree at Hastings College of law in 1966. He served as a judge from 1984-2005 and also was President of the Banyard Inn of Court and an Adjunct Professor of Law at Whittier Law School during his tenure. Judge Jameson was awarded "Judge of the Year" nine times over the course of his career by organizations such as: the Orange County Bar Association Business Litigation section, Orange County Trial Lawyers, the American Board of Trial Advocates and the Consumer Attorneys of California.

         There were no transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000 in which Judge Jameson had or will have a direct or indirect material interest.

         There is no material plan, contract or arrangement (whether or not written) to which Judge Jameson is a party or in which he participates that was entered into, or material amendment, in connection with his appointment as a director or any grant or award to him or modification thereto, under any plan, contract or arrangement.










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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTEGRATED HEALTHCARE HOLDINGS, INC.

Date:  July 17, 2007                       By: /s/ Steven Blake
                                               ---------------------------------
                                               Steven Blake
                                               Chief Financial Officer